UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2005

GOLDSPRING, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	000-32429	65-0955118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 American Flat Road, Gold Hill, Nevada 89440
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (775) 847-5272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX
EX-99.2

Item 8.01. Other Events.

On August 31, 2005, the Company completed the acquisition of the leases on three patented mineral claims located in Storey County, Nevada. The Company issued a press release about the acquisition on September 6, 2005. A copy of this press release is filed herewith as Exhibit 99.2 and is hereby incorporated by reference under this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit

Number

99.2	Press release from GoldSpring, Inc. dated September 6, 2005 titled “GoldSpring, Inc. Completes Acquisition of Leases on Nevada Claims.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDSPRING, INC.

September 6, 2005	By:	/s/ Robert T. Faber
Robert T. Faber
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

99.2	Press release from GoldSpring, Inc. dated September 6, 2005 titled “GoldSpring, Inc. Completes Acquisition of Leases on Nevada Claims.”